UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2018

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure

Infrastructure and Energy Alternatives, Inc. (the “Company”) is party to a Credit and Guarantee Agreement, dated September 25, 2018 (the “Credit Agreement”), by and among the Company, as a guarantor thereunder, IEA Energy Services LLC, as borrower, and the guarantors thereunder, Jefferies Finance LLC, as administrative and collateral agent, KeyBank National Association (“KeyBank”), as revolving agent, and certain other parties party thereto as lenders thereunder (together with Jefferies and KeyBank and any other lenders from time to time party thereto, the “Lenders”) (the “Credit Agreement”). The Credit Agreement provides for a term loan facility of $200.0 million, a revolving credit facility of $50.0 million and a delayed-draw term loan facility of $75.0 million (the “Delayed Draw Facility”) (collectively, the “Credit Facilities”). On September 25, 2018, the Company borrowed $200.0 million under the term loan and $20.5 million under the revolving credit facility to refinance existing indebtedness, to pay a portion of the purchase price for the acquisition of Consolidated Construction Solutions I LLC (d/b/a Saiia and the ACC Companies) (“ACC”) and to pay transaction expenses. The Delayed Draw Facility will be used to finance a portion of the cash purchase price for the previously announced acquisition of William Charles Construction Group, including Ragnar Benson (“William Charles”), subject to the satisfaction of certain conditions to funding, including but not limited to (i) no event of default upon execution of the specified acquisition agreement, (ii) consummation of such acquisition, (iii) the bring down of certain representations and warranties and (iv) the Company meeting a specified first lien net leverage ratio (as defined in the Credit Agreement), as further described below.

On October 12, 2018, the Company entered into a debt commitment letter (the “Commitment Letter”) with Jefferies and KeyBank with respect to a $25.0 million incremental term loan under the Credit Facility (the “Incremental Term Facility”), the proceeds of which will, together with proceeds of the Delayed Draw Facility, be used to pay a portion of the cash purchase price for the acquisition of William Charles, refinance existing indebtedness, pay related fees and expenses and for working capital and general corporate purposes. In connection with the Commitment Letter, Jefferies and KeyBank agreed that the Credit Agreement will be amended in connection with entering into the Incremental Term Facility to provide for, among other things, the closing leverage condition applicable to the Delayed Draw Facility to be a pro forma first lien net leverage ratio (as defined in the Credit Agreement) of no greater than 2.90:1:00.

The Lenders will begin syndication of the loans under the Credit Facility, including the loans to be made under the Delayed Draw Facility and the Incremental Term Facility, on October 16, 2018. In connection with the syndication, the Lenders will provide to potential lenders a presentation, a copy of which is attached as Exhibit 99.1 hereto and a confidential information memorandum, selected pages of which are attached as Exhibit 99.2 hereto. In connection with the syndication, the documentation for the Credit Facilities may be amended, including to reflect the change described in the preceding paragraph as well as an increase to the revolving credit facility of $25.0 million.

A copy of the lender presentation and selected pages of the confidential information memorandum are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated by reference in this Item 7.01. The information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Additional Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipate,” “expect,” “could,” “may,” “intend,” “plan” and “believe,” among others, generally identify forward-looking statements. These forward-looking statements are based on currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those expected. These factors include, but are not limited to: (1) the ability of the parties to consummate the acquisition in a timely manner or at all; (2) satisfaction of the conditions precedent to consummation of the acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all; (3) the ability to realize financial and strategic goals from acquisition and investment activity, including the ability to integrate acquired businesses; (4) our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with ours fixed price and other contracts, including any material changes in estimates for completion of projects; (5) the effect on demand for our services and changes in the amount of capital expenditures by customers and (6) significant changes in tax and other economic incentives and political and governmental policies which could materially and adversely affect the U.S. wind and solar industries. . For a full description of the risks and uncertainties which could cause actual results to differ from our forward-looking statements, please refer to the Company’s periodic filings with the Securities & Exchange Commission including those described as “Risk Factors” in the Company’s Proxy Statement on Schedule 14A filed on February 9, 2018. The Company does not undertake any obligation to update forward-looking statements whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

This Current Report on Form 8-K includes information based on independent industry publications and other sources. You should not construe the contents of this Current Report on Form 8-K as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein.

The estimates and forecasts contained herein involve significant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain. As such, no representation can be made as to the attainability of such estimates and forecasts.

This Current Report on Form 8-K includes non-GAAP finnancial measures. The Company believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. These non-GAAP financial measures may exclude items that are significant in understanding and assessing financial results. Therefore, these financial measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. Because these non-GAAP financial measures are not in conformity with GAAP, we urge you to review the Company’s audited financial statements, which have been filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Lenders Presentation dated as of October 16, 2018.
99.2	Confidential Information Memorandum dated October 16, 2018 (selected pages).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer